UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2016

Heron Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

123 Saginaw Drive, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-366-2626

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 8, 2016, Heron Therapeutics, Inc. (the "Company") issued a press release announcing its financial results for the three and nine months ended September 30, 2016 (the "Earnings Press Release"). A copy of the Earnings Press Release is furnished as Exhibit 99.1.

This Item 2.02 and the Earnings Press Release attached hereto as Exhibit 99.1, insofar as they disclose information regarding the Company's results of operations or financial condition for the three and nine months ended September 30, 2016 are being furnished to the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No./Document

99.1 Earnings Press Release dated November 8, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

November 8, 2016	By:	/s/ Brian G. Drazba

Name: Brian G. Drazba
Title: Vice President, Finance & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 8, 2016